UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SCHOLAR ROCK HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V47998-P06620 SCHOLAR ROCK HOLDING CORPORATION 301 BINNEY STREET 3RD FLOOR CAMBRIDGE, MA 02142 SCHOLAR ROCK HOLDING CORPORATION 2024 Annual Meeting Vote by June 26, 2024 11:59 PM ET You invested in SCHOLAR ROCK HOLDING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 27, 2024. Get informed before you vote View the Notice of Internet Availability, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 13, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 27, 2024 12:00 PM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/SRRK2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V47999-P06620 THIS IS NOT A VOTABLE BALLOT Your vote is important. We encourage you to vote in advance even if you plan to attend the 2024 Annual Meeting online. This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. If shares are held in multiple accounts, please vote on each proxy card you receive to ensure that all of the shares are represented at the 2024 Annual Meeting. 1. To elect three Class III directors to our Board of Directors, each to serve until the 2027 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal. For Nominees: 01) Richard Brudnick 02) Jeffrey S. Flier 03) Akshay Vaishnaw 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000. For 4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law. For 5. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. For 6. To approve, on a non-binding, advisory basis, the preferred frequency of future advisory votes on compensation of our named executive officers. 1 Year 7. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. NOTE: Other business may come before the annual meeting and any other adjournments or postponements thereof. You may attend the annual meeting.